Exhibit 10.15

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is entered into as of December 3, 2013, by and between Falcon Acquisition Group, Inc., a Delaware corporation (the “Company”), and Indigo Frontier Holdings Company, LLC, a Delaware limited liability company (the “Purchaser”).

RECITALS:

WHEREAS, the Company was formed in order to acquire all of the outstanding capital stock of Frontier Airlines Holdings, Inc., a Delaware corporation, pursuant to the terms of that certain Stock Purchase Agreement (as amended, the “Purchase Agreement”), dated as of September 30, 2013, by and between the Company and Republic Airways Holdings Inc., a Delaware corporation; and

WHEREAS, in order to provide the necessary equity capital to effectuate the transactions contemplated by the Purchase Agreement, the Purchaser desires to purchase from the Company, and the Company desires to issue to the Purchaser, an aggregate of 7,000,000 shares (the “Shares”) of Voting Common Stock, par value $0.001 per share, of the Company (the “Common Stock”), for an aggregate cash purchase price of $70,000,000 on the terms and conditions set forth herein.

AGREEMENT:

In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Governmental Authority” means the government of any nation, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity exercising public functions owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Requirements of Law” means, as to any Person, the provisions of any organizational or governing documents of such Person, and any law, treaty, rule, regulation, right, privilege, qualification, license or franchise, order, judgment, or determination, in each case, of an arbitrator or a court or other Governmental Authority, in each case, applicable to or binding upon such Person or any of its property (or to which such Person or any of its property is subject) or applicable to any or all of the transactions contemplated by, or referred to in, this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Securities Exchange Commission thereunder.

ARTICLE 2

PURCHASE AND SALE OF COMMON STOCK

2.1 Purchase and Sale of Shares. Upon the terms and subject to the conditions set forth herein, contemporaneously with the execution and delivery of this Agreement, the Company is issuing to the Purchaser, and the Purchaser is purchasing from the Company, the Shares for an aggregate purchase price of $70,000,000 to be paid to the Company by wire transfer of immediately available federal funds.

ARTICLE 3

REPRESENTATIONS AND

WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchaser as of the date hereof as follows:

3.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to conduct its business as it is presently being conducted and to own and lease its properties and assets.

3.2 Authorization; Noncontravention. The Company’s execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby: (a) have been authorized by all necessary corporate action on the part of the Company, (b) will not violate any Requirements of Law applicable to the Company, or result in a material breach or default under any contractual obligations of the Company, or under any order, writ, judgment, injunction, decree, determination or award of any court, arbitrator or other Governmental Authority, in each case applicable to the Company or its properties and (c) does not conflict with or contravene the terms of the certificate of incorporation or bylaws of the Company.

3.3 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirements of Law in effect on the date hereof, and no lapse of a waiting period under any Requirements of Law in effect on the date hereof, is required in connection with the execution, delivery or performance by the Company of this Agreement that has not been obtained or made.

3.4 Binding Effect. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity relating to enforceability.

3.5 Capitalization. Effective upon the closing of the consummation of the transactions contemplated by the Purchase Agreement, the entire authorized capital stock of the Company will consist of (i) 12,000,000 shares of Voting Common Stock, of which 7,000,000 shares will be issued and outstanding, (ii) 2,000,000 shares of Non-Voting Common Stock, par value $0.001 per share, of which no shares will be issued and outstanding, and (iii) 1,000,000 shares of Preferred Stock, par value $0.001 per share, of which no shares will be issued and outstanding. When issued and delivered against payment therefor as provided in this Agreement, the Shares will be duly authorized and validly issued, fully paid and nonassessable and free of preemptive rights.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company as of the date hereof as follows:

4.1 Organization; Capacity. The Purchaser is duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to conduct its business as it is presently being conducted and to own and lease its properties and assets.

4.2 Authorization; Noncontravention. The Purchaser’s execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the acquisition of the Shares by the Purchaser, will not violate any Requirements of Law applicable to the Purchaser, or result in a material breach or default under any contractual obligations of the Purchaser, or under any order, writ, judgment, injunction, decree, determination or award of any court, arbitrator or other Governmental Authority, in each case applicable to the Purchaser or its properties. The acquisition of the Shares by the Purchaser: (a) has been authorized by all necessary limited liability company action on the part of the Purchaser and (b) does not conflict with or contravene the terms of the Purchaser’s limited liability company agreement.

4.3 Binding Effect. This Agreement has been duly executed and delivered by the Purchaser, and this Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity relating to enforceability.

4.4 Securities Law Representations.

(a) The Purchaser is receiving the Shares for investment for the Purchaser’s own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof, other than as contemplated hereby.

(b) The Purchaser has been given the opportunity to obtain any information or documents relating to, and to ask questions and receive answers about, the Company and the business and prospects of the Company which the Purchaser deems necessary to evaluate the merits and risks related to the Purchaser’s investment in the Shares and to verify the information received, and the Purchaser’s knowledge and experience in financial and business matters are such that the Purchaser is capable of evaluating the merits and risks of the purchase of the Shares.

(c) The Purchaser’s financial condition is such that the Purchaser can afford to bear the economic risk of holding the Shares for an indefinite period of time and has adequate means for providing for the Purchaser’s current needs and contingencies and to suffer a complete loss of the investment in the Shares.

(d) The Purchaser has been advised that (i) the Company’s issuance of the Shares will not have been registered under the Securities Act, (ii) the Shares may need to be held indefinitely, and the Purchaser must continue to bear the economic risk of the investment in the Shares unless they are subsequently registered under the Securities Act or an exemption from such registration is available, (iii) there is no public market for the Shares and (iv) when and if the Shares may be disposed of without registration in reliance on Rule 144 promulgated under the Securities Act, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule.

(e) The Purchaser has been advised that and consents to the placement of a restrictive legend in the following form on the certificate representing the Shares:

“THE SECURITIES OF FALCON ACQUISITION GROUP, INC. REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION, UNDER SAID ACT AND SUCH LAWS.

THE SECURITIES OF FALCON ACQUISITION GROUP, INC. REPRESENTED BY THIS CERTIFICATE OR DOCUMENT ARE SUBJECT TO VOTING RESTRICTIONS WITH RESPECT TO CERTAIN SECURITIES HELD BY PERSONS OR ENTITIES THAT FAIL TO QUALIFY AS “CITIZENS OF THE UNITED STATES” AS THE TERM IS DEFINED IN SECTION 40102(a)(15) OF SUBTITLE VII OF TITLE 49 OF THE UNITED STATES CODE, AS AMENDED, IN ANY SIMILAR LEGISLATION OF THE UNITED STATES ENACTED IN SUBSTITUTION OR REPLACEMENT THEREFOR, AND AS INTERPRETED BY THE DEPARTMENT OF TRANSPORTATION, ITS PREDECESSORS AND SUCCESSORS, FROM TIME TO TIME. SUCH VOTING

RESTRICTIONS ARE CONTAINED IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND THE BYLAWS OF FALCON ACQUISITION GROUP, INC., AS THE SAME MAY BE AMENDED OR RESTATED FROM TIME TO TIME. A COMPLETE AND CORRECT COPY OF SUCH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND THE BYLAWS SHALL BE FURNISHED FREE OF CHARGE TO THE HOLDER OF THE SECURITIES REPRESENTED HEREBY UPON WRITTEN REQUEST TO THE SECRETARY OF FALCON ACQUISITION GROUP, INC.”

(f) The Purchaser understands that the Company has no present intention of registering the Shares.

(g) The Purchaser is an “accredited investor” within the meaning of Regulation D under the Securities Act.

ARTICLE 5

REGISTRATION RIGHTS

5.1 Registration Rights.

(a) Upon request of the Purchaser, the Company will enter into a registration rights agreement with the Purchaser (the “Registration Rights Agreement”) containing customary terms and conditions satisfactory to the Purchaser, including, without limitation, (i) eight demand registrations for the Purchaser, (ii) an unlimited number of demand registrations on Form S-3 or successor short form (if available to the Company) for the Purchaser without any minimum transaction size or period between registrations, (iii) unlimited piggyback registration rights for the Purchaser and (iv) priority registration for the equity securities of the Company held by the Purchaser versus the registration rights, if any, granted to any other stockholder of the Company.

(b) All expenses incurred in connection with the negotiation, preparation and authorization of the Registration Rights Agreement and each registration pursuant to, and incident to the Company’s performance of or compliance with the terms of the Registration Rights Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of distributing prospectuses in preliminary and final form as well as any supplements thereto, fees and disbursements of counsel for the Company and all accountants and other Persons retained by the Company and the reasonable fees and disbursements of one U.S. counsel for the Purchaser (all such expenses being herein called “Registration Expenses”) shall be borne by the Company; provided, that all underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of equity securities of the Company shall not be included as Registration Expenses and shall be borne by the applicable seller of such equity securities of the Company.

(c) The Purchaser may transfer all or any portion of its registration rights under this Section 5.1 or the Registration Rights Agreement to any transferee of all or any portion of the Shares. After any such transfer and assignment, the Purchaser shall retain its rights under this Section 5.1 and the Registration Rights Agreement with respect to all other equity securities of the Company owned by the Purchaser.

(d) The Company shall not grant registration rights to any other equity holder of the Company without the prior written consent of the Purchaser.

ARTICLE 6

MISCELLANEOUS

6.1 Representations and Warranties. Except as contained herein, each party hereto expressly acknowledges no party to this Agreement has made any representations or warranties to any other party to this Agreement concerning the Company and its subsidiaries, the business and prospects of the Company and its subsidiaries, or the merits of any investment in the Company and its subsidiaries.

6.2 Amendment and Waiver. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective (a) only if it is made or given in writing and signed by all parties hereto and (b) only in the specific instance and for the specific purpose for which made or given.

6.3 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which may be delivered by facsimile or other digital imaging device (e.g., pdf) and when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

6.4 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

6.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

6.6 Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given and received when delivered by overnight courier or hand delivery, when sent by facsimile, or five days after mailing if sent by registered or certified mail (return receipt requested) postage prepaid, to the Company and the Purchaser at the following addresses (or at such other address for any such Person as shall be specified by like notices, provided that notices of a change of address shall be effective only upon receipt thereof).

If to the Company, to:

Falcon Acquisition Group, Inc.

c/o Indigo Partners

2525 East Camelback Road

Suite 900

Phoenix, Arizona 85016

Attention: William A. Franke

Facsimile: (602) 224-1555

With a mandatory copy to:

Latham & Watkins LLP

140 Scott Drive

Menlo Park, CA 94025

Attention: Tony Richmond

Facsimile: (650) 463-2600

If to the Purchaser, to:

Indigo Frontier Holdings Company, LLC

c/o Indigo Partners

2525 East Camelback Road

Suite 900

Phoenix, Arizona 85016

Attention: William A. Franke

Facsimile: (602) 224-1555

With a mandatory copy to:

Latham & Watkins LLP

140 Scott Drive

Menlo Park, CA 94025

Attention: Tony Richmond

Facsimile: (650) 463-2600

6.7 Survival. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery hereof and transfer of the Shares.

6.8 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired.

6.9 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

6.10 Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement (including, without limitation, entry into the Registration Rights Agreement).

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement or caused this Agreement to be executed and delivered by their authorized representatives as of the date first above written.

FALCON ACQUISITION GROUP, INC.

By:	/s/ John R. Wilson
Name: John R. Wilson
Title: Vice President and Assistant Secretary

INDIGO FRONTIER HOLDINGS COMPANY, LLC

By:	Indigo Denver Management Company, LLC
Its:	Manager

By:	/s/ William A. Franke
Name: William A. Franke
Title: Managing Member

[Signature Page to Subscription Agreement]